SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 15, 2012

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION	(COMMISSION	(I.R.S. EMPLOYER
OF INCORPORATION)	FILE NUMBER)	IDENTIFICATION NO.)

3555 Farnam Street Omaha, Nebraska	68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 15, 2012, Berkshire Hathaway Finance Corporation (“BHFC”) issued (i) $750,000,000 aggregate principal amount of its 1.600% Senior Notes due 2017, (ii) $350,000,000 aggregate principal amount of its 3.000% Senior Notes due 2022, and (iii) $500,000,000 aggregate principal amount of its 4.400% Senior Notes due 2042 ((i), (ii), and (iii) collectively, the “Notes”), under a registration statement on Form S-3 under the Securities Act of 1933, as amended, filed with the Securities and Exchange Commission (the “Commission”) on February 1, 2010 (Registration No. 333-164611) (the “Registration Statement”). The Notes, which will be fully and unconditionally guaranteed by Berkshire Hathaway Inc. (“Berkshire”), were sold pursuant to an underwriting agreement (the “Underwriting Agreement”) entered into on May 8, 2012, by and between (a) BHFC and Berkshire and (b) Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Wells Fargo Securities, LLC (collectively, the “Underwriters”). The Notes are issued under an Indenture, dated as of February 1, 2010, by and among BHFC, as issuer, Berkshire, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”), and officers’ certificates dated as of May 15, 2012 (the “Officers’ Certificates”).

The relevant terms of the Notes and the Indenture are further described under the caption “Description of the Notes and Guarantee” in the prospectus supplement, dated May 8, 2012, filed with the Commission by Berkshire on May 9, 2012, pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, and in the section entitled “Description of the Debt Securities” in the base prospectus, dated February 1, 2010, included in the Registration Statement, which descriptions are incorporated herein by reference.

A copy of the Indenture is set forth in Exhibit 4.1 of the Registration Statement and is incorporated herein by reference. Copies of the Officers’ Certificates (including the forms of the Notes) are attached hereto as Exhibits 4.2, 4.3, and 4.4 and are incorporated herein by reference. The descriptions of the Indenture and the Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture and the Notes, respectively.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated May 8, 2012, by and between (a) Berkshire Hathaway Finance Corporation and Berkshire Hathaway Inc. and (b) Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Wells Fargo Securities, LLC.

4.1	Indenture, dated as of February 1, 2010, among the Berkshire Hathaway Inc., Berkshire Hathaway Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of Berkshire’s Registration Statement on Form S-3 (Registration No. 333-164611) filed with the Commission on February 1, 2010).

4.2	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of May 15, 2012, including the form of Berkshire Hathaway Finance Corporation’s 1.600% Senior Notes due 2017.

4.3	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of May 15, 2012, including the form of Berkshire Hathaway Finance Corporation’s 3.000% Senior Notes due 2022.

4.4	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of May 15, 2012, including the form of Berkshire Hathaway Finance Corporation’s 4.400% Senior Notes due 2042.

5.1	Opinion of Munger, Tolles & Olson LLP, dated May 15, 2012.

23.1	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 15, 2012	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg
By: Marc D. Hamburg
Senior Vice President and Chief Financial Officer

Exhibit Index

1.1	Underwriting Agreement, dated as of May 8, 2012, by and between (a) Berkshire Hathaway Finance Corporation and Berkshire Hathaway Inc. and (b) Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Wells Fargo Securities, LLC.

4.1	Indenture, dated as of February 1, 2010, among the Berkshire Hathaway Inc., Berkshire Hathaway Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of Berkshire’s Registration Statement on Form S-3 (Registration No. 333-164611) filed with the Commission on February 1, 2010).

4.2	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of May 15, 2012, including the form of Berkshire Hathaway Finance Corporation’s 1.600% Senior Notes due 2017.

4.3	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of May 15, 2012, including the form of Berkshire Hathaway Finance Corporation’s 3.000% Senior Notes due 2022.

4.4	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of May 15, 2012, including the form of Berkshire Hathaway Finance Corporation’s 4.400% Senior Notes due 2042.

5.1	Opinion of Munger, Tolles & Olson LLP, dated May 15, 2012.

23.1	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.1).